                                                                   EXHIBIT 99.20

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (JCA)

                           MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                      AND
                           FOR THE MONTH THEN ENDED







In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached September Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



  /s/ STEVE MOELLER
 -------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.        CASE NUMBER:  01-10977 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                   CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to September Monthly Operating Report

                                                                 Summary Of Bank, Investment &               ATTACHMENT 1
                                                                 Petty Cash Accounts Attachment 1
                                                              Great Pacific NW Cruise Line,  L.L.C.
Summary                                                              Case No: 01-10977 (JCA)                   UNAUDITED
Great Pacific NW Cruise Line, LLC                                 For Month Of September, 2002

                                                Balances
                                   ---------------------------------   Receipts &              Bank
                                      Opening             Closing      Disbursements           Statements     Account
Account                            As Of 9/01/02       As Of 9/30/02   Included                Included       Reconciled
-------                            -------------       -------------   -------------           ----------     ----------
Great Pacific NW Cruise Line            0.00               0.00        No -                    No -           No -
Payroll                                                                Account                 Account        Account
U.S. Bank                                                              Closed                  Closed         Closed
Account # - 153390417191

Great Pacific NW Cruise Line            0.00               0.00        No -                    No -           No -
Steamer                                                                Account                 Account        Account
U.S. Bank                                                              Closed                  Closed         Closed
Account # - 153390417191

Great Pacific NW Cruise Line            0.00               0.00        No -                    No - Not       No -
Columbia Queen Petty Cash                                              No Activity             Concentration  No Activity
                                                                                               Account

                                                Receipts & Disbursements                       Attachment 2
                                          Great Pacific NW Cruise Line, L.L.C.
Summary                                         Case No: 01-10977 (JCA)
Great Pacific NW Cruise Line, LLC            For Month Of September, 2002
Attach 2

            No Receipts Or Disbursements Due To All Accounts Closed

                                       Concentration & Investment Account Statements                   Attachment 3
                                           Great Pacific NW Cruise Line, L.L.C.
Summary                                          Case No: 01-10977 (JCA)
Great Pacific NW Cruise Line, LLC              For Month Of September, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 22-OCT-02 11:34:50
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: SEP-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                       PTD-Actual
                                                        30-Sep-02
                                                       ----------
Revenue
Gross Revenue                                                0.00
Allowances                                                   0.00
                                                       ----------
Net Revenue                                                  0.00

Operating Expenses
Air                                                          0.00
Hotel                                                        0.00
Commissions                                                  0.00
Onboard Expenses                                             0.00
Passenger Expenses                                           0.00
Vessel Expenses                                              0.00
Layup/Drydock Expense                                        0.00
Vessel Insurance                                             0.00
                                                       ----------
Total Operating Expenses                                     0.00

                                                       ----------
Gross Profit                                                 0.00

SG&A Expenses
Sales & Marketing                                            0.00
Start-Up Costs                                               0.00
                                                       ----------
Total SG&A Expenses                                          0.00

                                                       ----------
EBITDA                                                       0.00

Depreciation                                                 0.00

                                                       ----------
Operating Income                                             0.00

Other Expense/(Income)
Interest Income                                              0.00
Equity in Earnings for Sub                                   0.00
Reorganization expenses                                      0.00
                                                       ----------
Total Other Expense/(Income)                                 0.00

                                                       ----------
Net Pretax Income/(Loss)                                     0.00

Income Tax Expense                                           0.00

                                                       ----------
Net Income/(Loss)                                            0.00
                                                       ==========

AMCV US SET OF BOOKS                                  Date: 22-OCT-02 12:50:02
BALANCE SHEET - ATTACHMENT 5                          Page:   1
Current Period: SEP-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                   YTD-Actual            YTD-Actual
                                                    30-Sep-02             22-Oct-01
                                                   ----------            ----------
ASSETS

Cash and Equivalent                                        0.00             31,623.21

Restricted Cash                                            0.00                  0.00

Accounts Receivable                                        0.00             11,425.61

Inventories                                                0.00            199,562.38

Prepaid Expenses                                           0.00              2,800.00

Other Current Assets                                       0.00                  0.00

                                                  -------------        --------------
Total Current Assets                                       0.00            245,411.20

Fixed Assets                                               0.00         45,093,524.95

Accumulated Depreciation                                   0.00         (1,870,234.50)

                                                  -------------        --------------
Net Fixed Assets                                           0.00         43,223,290.45

Net Goodwill                                               0.00                  0.00

Intercompany Due To/From                         (10,169,545.04)        (9,983,225.62)

Net Deferred Financing Fees                                0.00          2,545,011.02

Net Investment in Subsidiaries                             0.00                  0.00

Other Non Current Assets                          12,000,000.00                  0.00

                                                  -------------        --------------
Total Other Assets                                 1,830,454.96         (7,438,214.60)

                                                  -------------        --------------
Total Assets                                       1,830,454.96         36,030,487.05
                                                  =============        ==============

AMCV US SET OF BOOKS                                  Date: 22-OCT-02 12:50:02
BALANCE SHEET - ATTACHMENT 5                          Page:   2
Current Period: SEP-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                  YTD-Actual             YTD-Actual
                                                   30-Sep-02              22-Oct-01
                                                  -----------            ----------
LIABILITIES

Accounts Payable                                         235.00                180.00

Accrued Liabilities                                        0.00            331,444.68

Deposits                                                   0.00                  0.00

                                                ---------------        --------------
Total Current Liabilities                                235.00            331,624.68


Long Term Debt                                             0.00                  0.00

Other Long Term Liabilities                                0.00                  0.00

                                                ---------------        --------------
Total Liabilities                                        235.00            331,624.68


Liabilities Subject to Compromise                 37,726,764.76         37,792,814.64


OWNER'S EQUITY

Common Stock                                               0.00                  0.00

Add'l Paid In Capital                                      0.00                  0.00

Current Net Income (Loss)                        (33,711,638.99)            18,578.51

Retained Earnings                                 (2,184,905.81)        (2,112,530.78)

                                                ---------------        --------------
Total Owner's Equity                             (35,896,544.80)        (2,093,952.27)

                                                ---------------        --------------
Total Liabilities & Equity                         1,830,454.96         36,030,487.05
                                                ===============        ==============

Great Pacific NW Cruise Line, LLC                                  ATTACHMENT 6                                       01-10977 (JCA)
                                                     Summary List of Due To/Due From Accounts
                                                      For the Month Ended September 30, 2002


                                                            BEGINNING                                                   ENDING
AFFILIATE NAME                           CASE NUMBER         BALANCE                    DEBITS       CREDITS           BALANCE
American Classic Voyages Co.               01-10954       15,472,508.20                   --              --       15,472,508.20
AMCV Cruise Operations, Inc.               01-10967       (9,434,276.58)                  --              --       (9,434,276.58)
The Delta Queen Steamboat Co.              01-10970        8,411,645.08                   --       61,550.04        8,350,095.04
DQSB II, Inc.                              01-10974             (339.49)                  --              --             (339.49)
Great AQ Steamboat, L.L.C                  01-10960           (5,552.79)                  --              --           (5,552.79)
Great River Cruise Line, L.L.C             01-10963           (4,812.08)                  --              --           (4,812.08)
Great Ocean Cruise Line, L.L.C             01-10959          (10,219.55)                  --              --          (10,219.55)
Cruise America Travel, Incorporated        01-10966         (674,733.24)                  --              --         (674,733.24)
Delta Queen Coastal Voyages, L.L.C         01-10964          118,887.26                   --              --          118,887.26
Cape May Light, L.L.C                      01-10961            5,380.67                   --              --            5,380.67
Project America, Inc.                      N/A               (27,500.00)                  --              --          (27,500.00)
Oceanic Ship Co.                           N/A                 1,701.33                   --              --            1,701.33
Project America Ship I, Inc.               N/A               291,567.65                   --              --          291,567.65
Ocean Development Co.                      01-10972      (24,185,738.20)                  --              --      (24,185,738.20)
Great Hawaiian Properties Corporation      01-10971          (66,513.26)                  --              --          (66,513.26)
                                                         -----------------------------------------------------------------------
                                                         (10,107,995.00)                  --       61,550.04      (10,169,545.04)
                                                         =======================================================================

                      Great Pacific NW Cruise Line, L.L.C.
                                 01-10977 (JCA)




                            Accounts Receivable Aging
                            As of September 30, 2002







                                  Attachment 7


                                 Not Applicable

                                 COLUMBIA QUEEN
                               AP-STEAMER CHECKS

                              24-000-221300-00000

                                  SEPTEMBER-02

OUTSTANDING CHECKS:

                            1566 K Tinnin (American Express)               180.00
                            1611 Charles Saporiti                           55.00

                                                                         --------
                            TOTAL PER G/L:                                 235.00
                                                                         ========




                                 ATTACHMENT #8

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.        CASE NUMBER:  01-10977 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO SEPTEMBER MONTHLY OPERATING REPORT



The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.